                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                         DELAWARE GROUP EQUITY FUNDS III
                              DELAWARE POOLED TRUST
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
 ------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ---------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     3)   Filing Party:

          ---------------------------------------------------------------------

     4)   Date Filed:

          ---------------------------------------------------------------------

DELAWARE
INVESTMENTS

                                November 16, 2001

Dear Shareholder:

         A Special Meeting of Shareholders of Delaware Research Fund, a series of Delaware Group Equity Funds III and The Select Equity Portfolio, a series of Delaware Pooled Trust, is being held in Philadelphia at One Commerce Square, Conference Room 34A, on December 14, 2001 at 11:00 a.m. We ask that you take the time to review the enclosed proxy statement and provide us with your vote on the important issues affecting your shares in Delaware Research Fund and The Select Equity Portfolio (each, a "Fund" and collectively, the "Funds").

         The enclosed proxy statement describes a proposal that affects each Fund. On September 20, 2001, the Boards of Trustees of Delaware Group Equity Funds III and Delaware Pooled Trust voted to change the investment strategy of each Fund to that of a focused value fund, which will hold a portfolio generally consisting of 20 to 40 stocks. The change of investment strategy does not require a shareholder vote. However, in order for each Fund to operate as a focused value fund, each Fund's current fundamental policy concerning industry concentration must be changed. This policy may be changed only by shareholder vote.

         We realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposal presented and sign and return your proxy card in the enclosed postage-paid envelope today.


         Thank you for taking this matter seriously and participating in this important process.

Sincerely,


----------------------------------           ---------------------------
Charles E. Haldeman, Jr., Chairman           David K. Downes, President

                QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

         We encourage you to read the attached proxy statement in full; however, the following questions and answers represent some typical concerns that shareholders might have regarding this proxy.

Q: WHY IS DELAWARE INVESTMENTS SENDING ME THIS PROXY?

         Open-end investment companies are required to obtain shareholders' votes for certain types of changes. As a shareholder, you have a right to vote on major investment policy decisions, such as the one included here.

Q: WHAT ARE THE ISSUES CONTAINED IN THIS PROXY?

         There is one proposal presented here and it is outlined in the Notice at the beginning of the proxy statement.

Q: HOW WILL THE PROPOSAL AFFECT ME AS A FUND SHAREHOLDER?

         Changing the fundamental policy concerning concentration of investments of each Fund enables the investment manager to invest more of each Fund's assets in a particular industry or group of industries.

         This change may be viewed as increasing the risk profile of the Funds because a greater percentage of the Funds' assets may be invested within a particular industry or group of industries.

Q: HOW DO THE BOARDS OF TRUSTEES OF DELAWARE GROUP EQUITY FUNDS III AND DELAWARE
   POOLED TRUST RECOMMEND THAT I VOTE?

         Each Board of Trustees recommends that you vote in favor of, or FOR, the proposal on the enclosed proxy card.

Q: WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

         Please call your Fund at 1.800.523.1918 for additional information. You can vote one of two ways:

         By Mail: Use the enclosed proxy card to record your vote for each proposal, then return the card in the postpaid envelope provided.
                                       Or
         By Fax: Complete the enclosed proxy card and fax it to 215.255.8888.

DELAWARE                                               One Commerce Square
INVESTMENTS                                            Philadelphia, PA 19103


                               Proxy Statement and
    Notice of Special Meeting of Shareholders to be Held on December 14, 2001

To the Shareholders of Delaware Research Fund and The Select Equity Portfolio:

         This is your official notice that a Special Meeting of Shareholders of Delaware Research Fund and The Select Equity Portfolio (each, a "Fund" and collectively, the "Funds"), series of Delaware Group Equity Funds III and Delaware Pooled Trust, respectively, (each, a "Trust" and collectively, the "Trusts"), will be held on Friday, December 14, 2001, at 11:00 a.m. at One Commerce Square, Conference Room 34A, Philadelphia, Pennsylvania. The purpose of the meeting is to consider and act upon the following Proposals and to transact any other business that properly comes before the meeting and any adjournments thereof.

     1. A proposal to adopt a new fundamental investment restriction concerning industry concentration; and

     2.  Any other business properly brought before the meeting.

         This Proxy Statement, which is first being mailed to shareholders on or about November 16, 2001, sets forth concisely the information that a shareholder of each Fund should know before voting on the Proposals. It should be read and retained for future reference.

         Please note that a separate vote is required for each Fund's Proposal that is being presented. Please vote your Proxy promptly to avoid the need for further mailings. Your vote is important.



---------------------------
David K. Downes, President

DELAWARE                                               One Commerce Square
INVESTMENTS                                            Philadelphia, PA 19103


                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 14, 2001

         Meeting Information. The Boards of Trustees (hereafter referred to as the "Boards of Trustees") of each of Delaware Investments' Delaware Group Equity Funds III and Delaware Pooled Trust (each, a "Trust" and collectively, the "Trusts"), on behalf of Delaware Research Fund and The Select Equity Portfolio (each, a "Fund" and, collectively, the "Funds"), respectively, is soliciting your proxy to be voted at the Special Meeting of Shareholders of the Funds to be held on Friday, December 14, 2001 at 11:00 a.m., Eastern time, at One Commerce Square, Room 34A, Philadelphia, Pennsylvania or any adjournments of the meeting (hereafter, the "Meeting").

         Purpose of Meeting. The purpose of the Meeting is to consider a proposal that applies to the Funds. The Proposal is listed in the accompanying Notice.

         The Board of Trustees urges you to complete, sign and return the Proxy Card included with this Proxy Statement, whether or not you intend to be present at the Meeting. It is important that you return the signed Proxy Card promptly to help assure a quorum for the Meeting.

         General Voting Information. The persons designated as proxies will vote your shares as you instruct on the Proxy Card. If your signed Proxy Card is returned without any voting instructions, your shares will be voted "FOR" the Proposal. The persons designated as proxies will also be authorized to vote in their discretion on any other matters that may come before the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the Meeting: (i) by notifying Delaware Investments in writing; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. Any letter of revocation or later-dated proxy must be received by Delaware Investments prior to the Meeting and must indicate your name and account number to be effective.

         Each shareholder may cast one vote for each full share and a partial vote for each partial share of the Fund that they own on the record date, which is November 9, 2001 ("Record Date").

         This proxy solicitation is being made largely by mail, but may also be made through telephone, facsimile, oral or other communications by officers or employees of the Trusts, their investment manager, Delaware Management Company ("DMC"), or its affiliates. Shareholders may provide proxy instructions by returning their Proxy Card by mail or fax.

         The Trusts, DMC and their affiliates will not receive any compensation from the Funds for proxy solicitation activities. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by DMC. Estimated mailing costs for this Proxy Statement are approximately $20 and will be paid by DMC.

         Votes Required to Approve the Proposal. The Proposal must be approved by the holders of the lesser of (a) 67% or more of the voting securities present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. One-third of each Fund's shares outstanding on the Record Date and entitled to vote, represented in person or by proxy, makes up a quorum and must be present for the transaction of business at the Meeting. Abstentions and broker non-votes will be included for purposes of determining whether a quorum for each Fund is present at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have the same effect as a vote "AGAINST" the Proposal. DMC will reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to shareholders.

         If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the Proposal are not received, or for any other reason, a majority of votes cast by the shareholders of a Fund present in person or in proxy or the chairperson may adjourn the Meeting with respect to that Fund.

         As of the Record Date, Delaware Research Fund had 690,498.212 Institutional Class Shares and 12,583.132 Class A Shares outstanding. To the knowledge of Delaware Group Equity Funds III, as of the Record Date, the following are all of the beneficial and record owners of more than five percent of each class of Delaware Research Fund.

Delaware Research Fund - Institutional Class

Shareholder                                     Number of         Percent of
Name and Address                                 Shares              Fund
----------------                                ---------         ----------

CHASE MANHATTAN BANK C/F                       68,382.831             9.90%
DEL GRP FOUNDATION FD-INCOME PORT.
ATTN: MARISOL GORDAN-GLOBAL INV SER
3 METROTECH CENTER 8TH FLOOR
BROOKLYN, NY 11201-3800

CHASE MANHATTAN BANK C/F                      188,482.083            27.29%
DEL GRP FOUNDATION FD-INCOME PORT.
ATTN: MARISOL GORDAN-GLOBAL INV SER
3 METROTECH CENTER 8TH FLOOR
BROOKLYN, NY 11201-3800

CHASE MANHATTAN C/F                           188,566.478            27.30%
DEL GRP FOUNDATION FD-INCOME PORT.
ATTN: MARISOL GORDAN-GLOBAL INV SER
3 METROTECH CENTER 8TH FLOOR
BROOKLYN, NY 11201-3800

LINCOLN NATIONAL LIFE INS COMPANY             245,065.557            35.49%
1300 S CLINTON ST
FORT WAYNE IN  46802-3518

Delaware Research Fund - Class A

Shareholder                                     Number of         Percent of
Name and Address                                 Shares              Fund
----------------                                ---------         ----------

DMTC CUSTODIAN FOR THE IRA OF                   1,249.918             9.92%
ALBERT H BURCHFIELD
470 BAIR RD
BERWYN PA  19312-1410

TIMOTHY G CONNORS                               1,447.585            11.51%
AND SUSAN L CONNORS
637 VASSAR RD
STRAFFORD PA  19087-5312

STEPHEN P MCCONNEL AND                          1,603.997            12.74%
SUZANNE S MCCONNEL JT WROS
256 IVEN AVE APT 2C
ST DAVID PA  19087-4921

JANICE K BURCHFIELD                             1,785.476            14.18%
5 INDIAN HILL RD
PITTSBURGH PA  15238-2229

RICHARD D SEIDEL                                1,846.681            14.67%
3205 CHARLES GRIFFIN DR
BOOTHWYN PA  19061-2203

DMTC C/F THE ROLLOVER IRA OF                    3,232.554            25.68%
ALBERT H BURCHFIELD
470 BAIR RD
BERWYN PA  19312-1410

         As of the Record Date, The Select Equity Portfolio had 264,910.796 shares outstanding. To Delaware Pooled Trust's knowledge, as of the Record Date, the following are all the beneficial and record owners of more than five percent of The Select Equity Portfolio.

Shareholder                                     Number of         Percent of
Name and Address                                 Shares              Fund
----------------                                ---------         ----------

LINCOLN NATIONAL LIFE INSURANCE CO            264,909.284            99.99%
1300 S CLINTON ST
FORT WAYNE IN  46802-3518

         At the Record Date, the Trustees and officers of the Delaware Group Equity Funds III as a group beneficially owned less than 1% of the shares of each class of the Delaware Research Fund. At the Record Date, the Trustees and officers of Delaware Pooled Trust as a group beneficially owned less than 1% of the shares of The Select Equity Portfolio.

         Copies of each Fund's most recent Annual Report and Semi-Annual Report, including financial statements, have previously been delivered to shareholders. Copies of these reports are available upon request, at no charge by writing the Funds at the address shown on the top of the previous page of the Proxy Statement or by calling toll free 1.800.523.1918.


         PROPOSAL: TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY CONCERNING INDUSTRY CONCENTRATION FOR EACH FUND.

         The Board of Trustees of each Trust has approved a change to each Fund's policies regarding industry concentration that would permit each Fund to invest more than 25% of its assets in a single industry or group of industries from time to time. The Boards and DMC believe that the proposed change will enable the Funds to take greater advantage of a bottom-up approach to investing by taking larger position sizes in industries or sectors that the manager believes offer the greatest potential return over the market. The Funds' manager does not currently anticipate concentrating the Funds' assets in any particular industry or sector, and industry concentration is not expected to be a primary factor considered by the manager when making investment decisions. Therefore, DMC expects that industry concentration would only occur from time to time. The proposed change in concentration policy will provide the Funds with greater flexibility to respond to future investment opportunities. Because the Funds' restriction on industry concentration is considered to be a fundamental policy, the change requires shareholder approval before it can be implemented.

         Each Fund is required to disclose its policy of concentrating its investments in a particular industry or group of industries under section 8(b)(1) of the Investment Company Act of 1940 (the "1940 Act"), and may not deviate from that policy unless it has obtained shareholder approval, as required by section 13(a)(3) of the 1940 Act. The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments in that industry. Each Fund's current fundamental restriction concerning concentration provides that:

         "[The Fund shall not] make investments that will result in the concentration (as that term may be defined in the [1940 Act], any rule or order thereunder, or U.S. Securities and Exchange Commission staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit [the Fund] from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit."

         If the proposal is approved, each Fund would adopt the following fundamental policy concerning concentration (additional language is underlined):

         "The Fund may, from time to time, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission staff interpretation thereof) of its investments in the securities of issuers within various industries or industry groupings."

         Each Trust's Board of Trustees, including those Trustees who are not "interested persons" (as defined in the 1940 Act), recommends permitting each Fund to concentrate its investments, and, correspondingly, revising this fundamental investment limitation. A fund that concentrates its investments can invest a greater portion of its assets in a single industry or group of industries than a fund that does not. As a result, each Fund could be exposed to greater risk to the extent that the particular industry or industries in which it concentrates experiences adverse changes. The impact of such adverse changes on a Fund could be greater than it would be on a fund that does not concentrate its investments. For example, if a Fund concentrates its investments in the technology or consumer cyclical industries, it will be exposed to special risks. With respect to the technology industry, such risks may include an issuer's products not proving commercially successful or becoming obsolete quickly and prices declining as a result of earnings disappointments. With respect to the consumer cyclical industry, such risks may include decreased profitability as a result of economic fluctuations, unemployment and decreased consumer spending. A portfolio that concentrates in one or more industries may be more volatile than one that does not. These industries are offered only as examples and there is no guarantee that each Fund will or will not concentrate its investments in these industries.

         The Boards and DMC believe that the proposed change will facilitate each Fund's pursuit of its new investment strategy. Providing each Fund with the ability to concentrate its investments from time to time in one or more industries would allow the Funds' managers additional flexibility to respond to changing conditions.

THE BOARDS OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU APPROVE THE NEW FUNDAMENTAL INVESTMENT POLICY CONCERNING INDUSTRY CONCENTRATION.

         If a Fund's shareholders do not approve the proposed change to the Fund's fundamental investment policies, the Fund's current fundamental investment restriction on industry concentration will remain in effect.

                                OTHER INFORMATION

         Information about the Fund's Service Providers. DMC, located at One Commerce Square, Philadelphia, PA 19103, serves as the Funds' investment manager. Delaware Distributors, L.P., serves as the principal underwriter to the Funds and Delaware Service Company, Inc., serves as their administrator; both have as their principal address One Commerce Square, Philadelphia, PA 19103.

         Other Matters to Come Before the Meeting. The Boards do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote on those matters in accordance with their judgment.

         Shareholder Proposals. The Funds do not hold annual shareholder meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the appropriate Trust, so that they will be received at a reasonable time prior to any such meeting.

DELAWARE RESEARCH FUND (the "Fund")
SPECIAL SHAREHOLDER MEETING - DECEMBER 14, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints David K. Downes, Richard J. Flannery and Richelle S. Maestro, or any of them, each with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the Fund to be held at One Commerce Square, Conference Room 34A, 2005 Market Street, Philadelphia, Pennsylvania, on Friday, December 14, 2001 at 11:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Please vote by checking ( ) the appropriate box below.

1. To adopt a new fundamental investment        FOR       AGAINST     ABSTAIN
   policy concerning industry concentration.    [ ]         [ ]         [ ]


                                                THIS PROXY CARD IS ONLY VALID
                                                WHEN SIGNED AND DATED. TO SECURE
                                                THE LARGEST POSSIBLE
                                                REPRESENTATION AND AVOID THE
                                                ADDITIONAL EXPENSE TO THE FUND
                                                OF FURTHER SOLICITATION, PLEASE
                                                DATE AND SIGN NAME OR NAMES
                                                BELOW AS PRINTED ON THIS CARD TO
                                                AUTHORIZE THE VOTING OF YOUR
                                                SHARES AS INDICATED. WHERE
                                                SHARES ARE REGISTERED WITH JOINT
                                                OWNERS, ALL JOINT OWNERS SHOULD
                                                SIGN. PERSONS SIGNING AS
                                                EXECUTOR, ADMINISTRATOR, TRUSTEE
                                                OR OTHER REPRESENTATIVE SHOULD
                                                GIVE FULL TITLE AS SUCH.

                                                Date ____________, 2001

                                       ---------------------------------------
                                      |                                       |
                                       ---------------------------------------
                                      Signature(s) (Joint Owners) (PLEASE SIGN
                                      WITHIN BOX)

THE SELECT EQUITY PORTFOLIO (the "Fund")
SPECIAL SHAREHOLDER MEETING - DECEMBER 14, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints David K. Downes, Richard J. Flannery and Richelle S. Maestro, or any of them, each with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the Fund to be held at One Commerce Square, Conference Room 34A, 2005 Market Street, Philadelphia, Pennsylvania, on Friday, December 14, 2001 at 11:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Please vote by checking ( ) the appropriate box below.


1. To adopt a new fundamental investment        FOR       AGAINST     ABSTAIN
   policy concerning industry concentration.    [ ]         [ ]         [ ]

                                                THIS PROXY CARD IS ONLY VALID
                                                WHEN SIGNED AND DATED. TO SECURE
                                                THE LARGEST POSSIBLE
                                                REPRESENTATION AND AVOID THE
                                                ADDITIONAL EXPENSE TO THE FUND
                                                OF FURTHER SOLICITATION, PLEASE
                                                DATE AND SIGN NAME OR NAMES
                                                BELOW AS PRINTED ON THIS CARD TO
                                                AUTHORIZE THE VOTING OF YOUR
                                                SHARES AS INDICATED. WHERE
                                                SHARES ARE REGISTERED WITH JOINT
                                                OWNERS, ALL JOINT OWNERS SHOULD
                                                SIGN. PERSONS SIGNING AS
                                                EXECUTOR, ADMINISTRATOR, TRUSTEE
                                                OR OTHER REPRESENTATIVE SHOULD
                                                GIVE FULL TITLE AS SUCH.

                                                Date ____________, 2001

                                       ----------------------------------------
                                      |                                        |
                                       ----------------------------------------
                                      Signature(s) (Joint Owners) (PLEASE SIGN
                                      WITHIN BOX)